UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2012

WATSON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III
400 Interpace Parkway
Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 27, 2012, Watson Pharmaceuticals, Inc., a Nevada corporation (“Watson”) announced a number of changes in its management structure effective immediately, including the following:

Sigurdur Oli Olafsson was appointed President of Global Generics. Mr. Olafsson, age 43, was previously appointed Executive Vice President, Global Generics Division on September 1, 2010. Prior to joining Watson, Mr. Olafsson served as Chief Executive Officer of the Actavis Group from 2008 to 2010. From 2006 until 2008 Mr. Olafsson served as Deputy CEO of the Actavis Group and was CEO, Actavis Inc. U.S. and Chief Executive Corporate Development from 2003 to 2006, where he led Actavis’ sales and marketing organization. Prior to joining Actavis, he held a number of senior positions with Pfizer’s Global Research and Development organization in both the U.S. and the U.K. from 1998 to 2003. Prior to joining Pfizer, he served as Head of Drug Development for Omega Farma in Iceland for four years. Mr. Olafsson has a M.S. in Pharmacy (Cand Pharm) from the University of Iceland.

G. Frederick Wilkinson was appointed President, Global Brands and Biosimilars. Mr. Wilkinson, age 55, was previously appointed Executive Vice President, Global Brands on September 21, 2009. Prior to joining Watson, Mr. Wilkinson was President and Chief Operating Officer of Duramed Pharmaceuticals, Inc. the proprietary products subsidiary of Barr from 2006 to 2009. Prior to joining Duramed Pharmaceuticals, Inc., he was President and Chief Executive Officer of Columbia Laboratories, Inc. from 2001 to 2006. From 1996 to 2001, Mr. Wilkinson was Senior Vice President and Chief Operating Officer of Watson Pharmaceuticals, Inc. Prior to joining Watson, he spent sixteen years at Sandoz in numerous senior management positions of increasing responsibility. Mr. Wilkinson received his M.B.A. from Capital University in 1984 and his B.S. in Pharmacy from Ohio Northern University in 1979. Mr. Wilkinson serves as the Company designee on the Board of Directors for Columbia Laboratories, Inc. and for Moksha8 Inc.

Robert A. Stewart was appointed President, Global Operations. Mr. Stewart, age 44, was previously appointed Executive Vice President, Global Operations on August 3, 2010. Mr. Stewart joined Watson in November 2009 as Senior Vice President, Global Operations. Prior to joining Watson, Mr. Stewart held various positions with Abbott Laboratories, Inc. from 2002 until 2009 where he most recently served as Vice President, Global Supply Chain. From 2005 until 2008, he served as Divisional Vice President, Quality Assurance and prior to this position served as Divisional Vice President for U.S./Puerto Rico and Latin America Plant Operations as well as Director of Operations for Abbott’s Whippany plant. Prior to joining Abbott Laboratories, Inc., he worked for Knoll Pharmaceutical Company from 1995 to 2001 and Hoffman La-Roche Inc. Mr. Stewart received B.S. degrees in Business Management / Finance in 1994 from Fairleigh Dickinson University.

David A. Buchen was appointed Chief Legal Officer – Global. Mr. Buchen, age 47, was previously appointed Executive Vice President, General Counsel and Secretary on March 9, 2011. Mr. Buchen served as Senior Vice President, General Counsel and Secretary from November 2002 to March 2011. From November 2000 to November 2002, Mr. Buchen served as Vice President and Associate General Counsel. From February 2000 to November 2000, he served as Vice President and Senior Corporate Counsel. From November 1998 to February 2000, he served as Senior Corporate Counsel and as Corporate Counsel. He also served as Assistant Secretary from February 1999 to November 2002. Prior to joining Watson, Mr. Buchen was Corporate Counsel at Bausch & Lomb Surgical (formerly Chiron Vision Corporation) from November 1995 until November 1998 and was an attorney with the law firm of Fulbright & Jaworski, LLP. Mr. Buchen received a B.A. in Philosophy from the University of California, Berkeley in 1985, and a Juris Doctor with honors from George Washington University Law School in 1989.

R. Todd Joyce was appointed Chief Financial Officer- Global. Mr. Joyce, age 54, was previously appointed Executive Vice President, Chief Financial Officer of Watson on March 9, 2011. Mr. Joyce served as Senior Vice President, Chief Financial Officer from October 2009 to March 2011. Mr. Joyce joined Watson in 1997 as Corporate Controller, and was named Vice President, Corporate Controller and Treasurer in 2001. During the periods October 2006 to November 2007 and from July 2009 until his appointment as Chief Financial Officer, Mr. Joyce served as interim Principal Financial Officer. Prior to joining Watson, Mr. Joyce served as Vice President of Tax from 1992 to 1996 and as Vice President of Tax and Finance from 1996 until 1997 at ICN Pharmaceuticals. Prior to ICN Pharmaceuticals, Mr. Joyce served as a Certified Public Accountant with Coopers & Lybrand and Price Waterhouse. Mr. Joyce received a B.S. in Business Administration from the University of North Carolina at Chapel Hill in 1983 and a M.S. in Taxation from Golden State University in 1992.

Charles M. Mayr was appointed Chief Communications Officer – Global. Mr. Mayr, age 55, was previously appointed Senior Vice President, Corporate Affairs of Watson effective September 2009. Prior to joining Watson, Mr. Mayr operated an advertising and public relations consulting company, serving such clients as Watson, the Generic Pharmaceuticals Association, Barr Pharmaceuticals, Inc. and a variety of professional associations and consumer products and service companies. Prior to starting his consultancy business, he served as director of corporate communications for Barr. Prior to joining Barr, he served as director of global communications for Sterling Drug Inc., the global brand and consumer health products pharmaceutical subsidiary of Kodak. Mr. Mayr began his career as a broadcast and print journalist and has a B.A. in journalism from New York University.

Item 7.01. Regulation FD Disclosure.

On April 27, 2012, Watson issued a press release announcing the changes to its management structure. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The press release attached as Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit:

Exhibit No.	Exhibit

99.1	Press Release issued by Watson Pharmaceuticals, Inc. on April 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2012	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer – Global

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Watson Pharmaceuticals, Inc. on April 27, 2012.